Exhibit 99.1

MATADOR RESOURCES COMPANY ANNOUNCES COMMENCEMENT OF PUBLIC

OFFERING OF COMMON STOCK

DALLAS, September 3, 2013 – Matador Resources Company (NYSE: MTDR) (“Matador”) announced today that it has commenced, subject to market conditions, an underwritten public offering of 8,500,000 shares of its common stock. Matador will also grant the underwriters a 30-day option to purchase up to 1,275,000 additional shares of common stock.

Matador intends to use the net proceeds from this offering, including any net proceeds from the underwriters’ exercise of their option, primarily to fund a portion of its capital expenditures, including for the addition of a third rig to its current two-rig drilling program, allowing Matador to operate two drilling rigs for the development of its acreage in the Eagle Ford shale play and one drilling rig for the exploration and development of its acreage in the Wolfcamp and Bone Spring plays in the Permian Basin. Matador also intends to use net proceeds from this offering to fund the acquisition of additional acreage in the Eagle Ford shale, the Permian Basin and the Haynesville shale and for other general working capital needs. Pending such uses, Matador intends to repay outstanding borrowings under its revolving credit facility, which amounts may be reborrowed in accordance with the terms of that facility.

RBC Capital Markets, Citigroup and Scotiabank / Howard Weil will act as joint book-running managers for the offering. When available, copies of the preliminary prospectus supplement, prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the Securities and Exchange Commission’s website at www.sec.gov or from the underwriters of the offering as follows:

•	RBC Capital Markets, Attn: Equity Syndicate, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, New York 10281. By telephone (877) 822-4089;

•	Citigroup, Attn: Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220. By e-mail: batprospectusdept@citi.com. By telephone: (800) 831-9146; or

•	Scotiabank / Howard Weil, Attn: Equity Capital Markets, One Liberty Plaza, 25th Floor, 165 Broadway, New York, New York 10006. By telephone: (212) 225-6853.

The shares of common stock will be offered and sold pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission. This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

About Matador Resources Company

Matador is an independent energy company engaged in the exploration, development, production and acquisition of oil and natural gas resources in the United States, with an emphasis on oil and natural gas shale and other unconventional plays. Its current operations are focused primarily on the oil and liquids-rich portion of the Eagle Ford shale play in South Texas and the Wolfcamp and Bone Spring plays in the Permian Basin in Southeast New Mexico and West Texas. Matador also operates in the Haynesville shale and Cotton Valley plays in Northwest Louisiana and East Texas.

For more information, visit Matador Resources Company at www.matadorresources.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,” “continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements, and such forward-looking statements may not prove to be accurate. These forward-looking statements involve certain risks and uncertainties, including, but not limited to, the following risks related to financial and operational performance: general economic conditions; our ability to execute our business plan, including whether our drilling program is successful; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop current reserves; costs of operations; delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to execute our business plan, including from future cash flows, increases in our borrowing base and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk Factors” section of Matador’s most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by law, including the securities laws of the United States and the rules and regulations of the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contact Information

Mac Schmitz

Investor Relations

(972) 371-5225

mschmitz@matadorresources.com